UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): September 15, 2008

Commission File No. 001-33399

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	22-3543611
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

Officers; Compensatory Arrangements of Certain Officers

On September 15, 2008, Mr. Dean Musser resigned, effective as of September 30, 2008, as President and COO of the Enerwise Group, a wholly owned subsidiary of Comverge, Inc. Mr. Musser will continue to work with Comverge as a consultant through the end of 2008, focusing on the commercial and industrial business and re-organization transition.

Item 8.01 Other Events

On September 19, 2008, the Company issued a press release announcing organizational changes. The Company consolidated its three current business groups into one group to be named the Comverge Clean Energy Solutions Group ("Solutions Group") in order to more effectively manage its rapidly growing clean energy portfolio and to optimize synergistic benefits from its acquisitions. At the same time, Comverge announced the formation of a new group to be called the Comverge Clean Energy Enterprise Group ("Enterprise Group") to serve as the clean energy research and development arm of Comverge.

With the consolidation of its three operating groups into Solutions Group and the formation of the new Enterprise Group, the Company also announced the following organizational changes: Frank Magnotti, formerly President and COO of the Alternative Energy Resources group, has been named President of the Solutions Group and is responsible for all customer interfacing activities with utility customers as well as the Company's residential, commercial and industrial customers. Ed Myszka, formerly President and COO of the Smart Grid Solutions Group, has been named Chief Operating Officer of the Solutions Group and is responsible for all operational aspects of the business. Bud Vos, Comverge's Chief Technology Officer, will move to the Enterprise Group and will be responsible for evaluating new technologies and business opportunities complementary to the demand response and energy efficiency businesses. Messrs. Magnotti, Myszka and Vos will all report directly to Robert M. Chiste, Chairman, President and CEO of Comverge. The press release is furnished hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Other Exhibits
Exhibit No.	Description
99.1	Press release, dated September 19, 2008 (furnished herewith).

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibit hereto, contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward-looking statements include the impact that these organizational changes will have on our operational and financial performance, the synergies and benefits that may be obtained from the reorganization and certain assumptions upon which such forward-looking statements are based. The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks associated with Comverge's business involving its products, the development and distribution of Comverge's products and related services, economic and competitive factors, Comverge's key strategic relationships, changes in regulations affecting Comverge's business and other risks more fully described in Comverge's most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Comverge assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By: /s/ Michael Picchi

Name: Michael Picchi

Title: Chief Financial Officer

Dated: September 19, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1 Press release, dated September 19, 2008 (furnished herewith).

Exhibit 99.1

FOR IMMEDIATE RELEASE

Comverge Announces Re-Organization to Streamline Business

EAST HANOVER, N.J. - September 19, 2008 - Comverge, Inc. (NASDAQ: COMV) announced today that it will consolidate its three current business groups into one group to be named the Comverge Clean Energy Solutions Group ("Solutions Group") to more effectively manage its rapidly growing clean energy portfolio and to optimize synergistic benefits from its acquisitions. At the same time, Comverge announced the formation of a new group to be called the Comverge Clean Energy Enterprise Group ("Enterprise Group") to serve as the clean energy research and development arm of Comverge.

With the consolidation of its three operating groups into the Solutions Group and the formation of the Enterprise Group, Comverge also announced the following organizational changes:

Frank Magnotti, formerly President and COO of the Alternative Energy Resources Group, has been named President of the Solutions Group and is responsible for all customer interfacing activities with utility customers as well as our residential, commercial and industrial customers. Ed Myszka, formerly President and COO of the Smart Grid Solutions Group, has been named Chief Operating Officer of the Solutions Group and is responsible for all operational aspects of the business. Bud Vos, Comverge's Chief Technology Officer, will join the Enterprise Group and will be responsible for evaluating new technologies and business opportunities complementary to the demand response and energy efficiency businesses. Messrs. Magnotti, Myszka, and Vos will all report directly to Robert M. Chiste, Chairman, President and CEO of Comverge.

Dean Musser will resign as President and COO of the current Enerwise Group effective September 30, 2008, and will work for Comverge in a consulting role through the end of 2008 focusing on the Commercial and Industrial business and the re-organization transition. Dean has decided to pursue new non-competing venture backed opportunities, and we anticipate collaborating with him on any future clean tech businesses.

Mr. Chiste, commenting on the organizational changes said, "This consolidation of our three operating groups and our 24/7/365 network operating centers allow us to optimize our operational efficiencies and take further advantage of synergistic benefits. For example, we will consolidate our sales forces and operations to provide a fully bundled package and enhanced, more efficient customer interface. This will allow Comverge to better capitalize on new and evolving market opportunities" Chiste continued, "We are fortunate to have an outstanding management team to continue the rapid growth we have demonstrated as well as to focus on profitability. Dean Musser has been a valuable part of the Comverge team and I look forward to our continued business collaboration."

The Company intends to report three segments of its business down to the gross margin level, consistent with its past practice in the Management's Discussion & Analysis sections of our SEC filings. These three segments will include Utility Products and Services, Residential Business, and Commercial and Industrial Business.

About Comverge
Comverge is a leading provider of clean energy solutions that improve grid reliability and supply electric capacity on a more cost effective basis than conventional alternatives by reducing base load and peak load energy consumption. For more information, visit www.comverge.com.

For Comverge Investors
This release contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release are not and do not constitute historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward-looking statements include the impact that these organizational changes will have on our operational and financial performance, the synergies and benefits that may be obtained from the reorganization and certain assumptions upon which such forward-looking statements are based. The forward-looking statements in this release do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks associated with Comverge's business involving our products, the development and distribution of our products and related services, economic and competitive factors, our key strategic relationships, and other risks more fully described in our most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Comverge assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

For Additional Information

Michael Picchi

Executive Vice President and CFO

770-696-7660

invest@comverge.com

Chris Neff

Director of Marketing

Comverge, Inc.

973-947-6064

cneff@comverge.com